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                                                                      CLOSED END
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The Spain Fund

Semi-Annual Report
May 31, 2002

                                [GRAPHIC OMITTED]


                                        Alliance Capital [LOGO](R)
                                        The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 23, 2002

Dear Shareholder:

This report provides investment results and market commentary for The Spain Fund (the "Fund") for the semi-annual reporting period ended May 31, 2002.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

Investment Results

The following table provides performance for the Fund and its benchmark, the Madrid General Index, for the three-, six- and 12-month periods ended May 31, 2002.

INVESTMENT RESULTS*
Periods Ended May 31, 2002

                                                        ------------------------
                                                              Total Returns
                                                        ------------------------
                                                          3        6        12
                                                        Months   Months   Months
--------------------------------------------------------------------------------
The Spain Fund (NAV)                                     5.57%   -1.20%   -4.82%
--------------------------------------------------------------------------------
Madrid General Index                                     8.70%    3.40%   -0.58%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of May 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Madrid General Index is a capitalization-weighted index that measures the performance of a selected number of continuous market stocks. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Spain Fund.

      Additional investment results appear on pages 4-6.

For the three-, six- and 12-month periods ended May 31, 2002, the Fund underperformed its benchmark, the Madrid General Index. The Fund's underperformance was a result of its overweight position in media and technology stocks which performed poorly during the periods under review.

Market Review

The Spanish equity market has been negatively affected by the downturn in worldwide investor confidence and the uncertainty over corporate governance during these periods. At the same time, forecasters have been downwardly revising their 2002 gross domestic product (GDP) predictions for the country. These downgrades have been more a product of declining European confidence than for any specifically Spanish factors. However, recent contagion from Argentina into other areas of Latin America has also upset investor sentiment as many major Spanish corporate names have significant business activities in the region.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Despite all of this, Spain is likely to report Europe's most impressive growth record for both GDP and corporate profits over the course of this year. At the same time, the Spanish government is now attacking rigidities in the domestic labor market. The current proposed legislation to force job seekers to accept offers or lose benefits provoked a call for a general strike. It is widely accepted that this call went largely unheeded and, as a result, the government now stands in a position stronger than ever to further liberalize the labor markets, thereby further reducing systemic rigidities and enhancing long-term growth prospects.

Outlook

Spanish domestic inflation still remains above the European average, although the differential between the two rates has narrowed somewhat in recent months. We continue to believe that this higher rate is a factor of greater Spanish economic dynamism rather than any structural problem inside Spain. At this point, we do not expect the authorities to take any fiscal measures to attempt to cool the domestic economy, and we recognize that Spain's budget position remains amongst the strongest in the European region with a further surplus anticipated for the current year. As a result, we consider Spain's long-term attractions for investors to remain intact, and we believe that the Spanish bolsa will continue to outperform other markets in Western Europe. This dynamism is reflected in the Spanish initial public offering market, where we have recently seen the listing of Enagas, the gas pipeline network of Gas Natural.

As a result, the Fund remains broadly and fully invested with a focus on companies with dominant market positions and above average long-term growth expectations. The Fund currently maintains an overweight position in the media, retail and pharmaceutical sectors while remaining relatively underweight in banking, utilities and telecommunications. Although investors are currently wary of committing more funds to the stock market, we believe the value and growth dynamics of our overweighted market segments are compelling and, as a result, we will look to add further to these positions on market weakness.

Thank you for your continued interest and investment in The Spain Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.


--------------------------------------------------------------------------------
2 o THE SPAIN FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President


[PHOTO] Dave H. Williams

[PHOTO] Mark H. Breedon

Mark H. Breedon, Portfolio Manager, has over 25 years of investment experience.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE SPAIN FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
5/31/92 TO 5/31/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Madrid General Index:   $23,089

The Spain Fund (NAV):   $19,639

                         The Spain         Madrid
                            Fund        General Index
-----------------------------------------------------
  5/31/1992               $10,000         $10,000
  5/31/1993               $ 7,487         $ 8,215
  5/31/1994               $ 9,085         $10,025
  5/31/1995               $ 9,085         $10,401
  5/31/1996               $10,389         $12,580
  5/31/1997               $14,649         $17,610
  5/31/1998               $24,266         $27,437
  5/31/1999               $24,689         $27,083
  5/31/2000               $27,006         $26,907
  5/31/2001               $20,632         $23,223
  5/31/2002               $19,639         $23,089

This chart illustrates the total value of an assumed $10,000 investment in The Spain Fund at net asset value (NAV) (from 5/31/92 to 5/31/02) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Madrid General Index is a capitalization-weighted index that measures the performance of a selected number of continuous market stocks. The index's returns are expressed in U.S. dollars.

When comparing The Spain Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Spain Fund.


--------------------------------------------------------------------------------
4 o THE SPAIN FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE SPAIN FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                              [BAR CHART OMITTED]

                 The Spain Fund (NAV)--Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                                 The Spain                  Madrid
                                Fund (NAV)               General Index
--------------------------------------------------------------------------------
              5/31/93             -25.13%                   -17.85%
              5/31/94              21.34%                    22.03%
              5/31/95               0.00%                     3.75%
              5/31/96              14.35%                    20.95%
              5/31/97              41.01%                    39.99%
              5/31/98              65.65%                    55.80%
              5/31/99               1.74%                    -1.29%
              5/31/00               9.38%                    -0.65%
              5/31/01             -23.60%                   -13.69%
              5/31/02              -4.82%                    -0.58%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Madrid General Index is a capitalization-weighted index that measures the performance of a selected number of continuous market stocks. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Spain Fund.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2002 (unaudited)

INCEPTION DATE           PORTFOLIO STATISTICS

6/28/88                  Net Assets ($mil): $68.1

SECTOR BREAKDOWN

27.7% Utilities
27.3% Financial Services
22.2% Consumer Services
 5.4% Capital Goods
 3.9% Energy                    [PIE CHART OMITTED]
 3.8% Health Care
 3.7% Multi-Industry
 2.4% Technology
 2.2% Consumer Staples
 1.4% Basic Industry

All data as of May 31, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o THE SPAIN FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
May 31, 2002 (unaudited)

                                                         Percent of
Company                                  U.S. $ Value    Net Assets
-------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA      $ 9,187,166       13.5%
-------------------------------------------------------------------
Telefonica, SA                             8,259,882       12.1
-------------------------------------------------------------------
Banco Santander Central Hispano, SA        7,203,728       10.6
-------------------------------------------------------------------
Sogecable, SA                              3,264,770        4.8
-------------------------------------------------------------------
Gas Natural SDG, SA                        3,155,910        4.6
-------------------------------------------------------------------
Industria de Diseno Textil, SA (Inditex)   2,781,287        4.1
-------------------------------------------------------------------
Endesa, SA                                 2,611,685        3.8
-------------------------------------------------------------------
Repsol-YPF, SA                             2,510,024        3.7
-------------------------------------------------------------------
Zeltia, SA                                 2,493,316        3.7
-------------------------------------------------------------------
Corporacion Financiera Alba, SA            2,434,358        3.6
-------------------------------------------------------------------
                                         $43,902,126       64.5%


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2002 (unaudited)

Company                                             Shares    U.S. $ Value
--------------------------------------------------------------------------

COMMON STOCKS-95.6%

Utilities-26.4%
Electric & Gas-14.3%
Endesa, SA .................................        168,466   $  2,611,685
Gas Natural SDG, SA ........................        168,964      3,155,910
Iberdrola, SA ..............................         76,242      1,060,916
Red Electrica de Espana ....................         80,000        841,257
Union Fenosa, SA ...........................        116,000      2,083,232
                                                              ------------
                                                                 9,753,000
                                                              ------------

Telephone-12.1%
Telefonica, SA(a) ..........................        780,627      8,259,882
                                                              ------------
                                                                18,012,882
                                                              ------------

Financial Services-26.1%
Banking-24.1%
Banco Bilbao Vizcaya Argentaria, SA(b) .....        762,000      9,187,166
Banco Santander Central Hispano, SA ........        779,939      7,203,728
                                                              ------------
                                                                16,390,894
                                                              ------------

Insurance-2.0%
Corporacion Mapfre, SA .....................        189,365      1,354,655
                                                              ------------
                                                                17,745,549
                                                              ------------

Consumer Services-21.2%
Airlines-2.2%
Iberia Lineas Aereas de Espana, SA .........        840,336      1,498,948
                                                              ------------

Apparel-4.1%
Industria de Diseno Textil, SA (Inditex)(a)         134,211      2,781,287
                                                              ------------

Broadcasting & Cable-4.8%
Sogecable, SA(a) ...........................        149,715      3,264,770
                                                              ------------

Cellular Communications-1.0%
Telefonica Moviles, SA(a) ..................        104,628        652,717
                                                              ------------

Printing & Publishing-5.9%
Promotora de Informaciones (Prisa), SA .....        204,927      2,009,504
Unidad Editorial, SA Series A(a)(c) ........        687,039      2,005,080
                                                              ------------
                                                                 4,014,584
                                                              ------------

Resturants & Lodging-1.2%
NH Hoteles, SA(a) ..........................         67,018        852,450
                                                              ------------

Retail-2.0%
Aldeasa, SA ................................         80,687      1,378,971
                                                              ------------
                                                                14,443,727
                                                              ------------


--------------------------------------------------------------------------------
8 o THE SPAIN FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                             Shares    U.S. $ Value
--------------------------------------------------------------------------

Capital Goods-5.2%
Engineering & Construction-4.2%
Acciona, SA ................................         33,112   $  1,468,857
ACS, Actividades de Construccion y
   Servicios, SA ...........................         42,566      1,411,607
                                                              ------------
                                                                 2,880,464
                                                              ------------

Machinery-1.0%
Azkoyen, SA ................................         93,458        645,875
                                                              ------------
                                                                 3,526,339
                                                              ------------

Energy-3.7%
Oil-3.7%
Repsol-YPF, SA .............................        213,647      2,510,024
                                                              ------------

Healthcare-3.7%
Medical Products-3.7%
Zeltia, SA(a) ..............................        285,539      2,493,316
                                                              ------------

Multi-Industry-3.6%
Multi-Industry-3.6%
Corporacion Financiera Alba, SA ............        110,032      2,434,358
                                                              ------------

Technology-2.3%
Computer Services-2.3%
Indra Sistemas, SA .........................        183,035      1,591,418
                                                              ------------

Consumer Staples-2.1%
Food-2.1%
Viscofan, Industria Navarra de Envolturas
   Celulosicas, SA .........................        163,436      1,427,117
                                                              ------------

Basic Industry-1.3%
Mining & Metals-1.3%
Acerinox, SA ...............................         22,500        899,136
                                                              ------------

Total Investments-95.6%
   (cost $53,367,468) ......................                    65,083,866
Other assets less liabilities-4.4% .........                     2,967,933
                                                              ------------

Net Assets-100% ............................                  $ 68,051,799
                                                              ============

(a)   Non-income producing security.

(b)   Security represents investment in an affiliate.

(c)   Restricted and illiquid security, valued at fair value (see Notes A & E).

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 9

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2002 (unaudited)

Assets
Investments in securities, at value (cost $53,367,468) .   $ 65,083,866
Cash ...................................................         23,066
Foreign cash, at value (cost $3,338,706) ...............      3,429,390
Foreign taxes receivable ...............................         25,738
                                                           ------------
Total assets ...........................................     68,562,060
                                                           ------------
Liabilities
Management fee payable .................................         69,517
Accrued expenses .......................................        440,744
                                                           ------------
Total liabilities ......................................        510,261
                                                           ------------
Net Assets .............................................   $ 68,051,799
                                                           ============
Composition of Net Assets
Capital stock, at par ..................................   $     86,052
Additional paid-in capital .............................     74,225,324
Accumulated net investment loss ........................     (3,580,709)
Accumulated net realized loss on investment and
   foreign currency transactions .......................    (14,487,152)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .     11,808,284
                                                           ------------
                                                           $ 68,051,799
                                                           ============
Net Asset Value Per Share
   (based on 8,605,206 shares outstanding) .............         $ 7.91
                                                           ============

See notes to financial statements.


--------------------------------------------------------------------------------
10 o THE SPAIN FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2002 (unaudited)

Investment Income
Dividends--unaffiliated issuers (net of
  foreign taxes withheld of $59,394)........   $    336,565
Dividends--affiliated issuer (net of foreign
  taxes withheld of $21,538)................        122,050
Interest ...................................         11,504    $    470,119
                                               ------------
Expenses
Management fee .............................        363,357
Custodian ..................................        112,165
Directors' fees and expenses ...............         65,593
Printing ...................................         62,805
Audit and legal ............................         57,290
Transfer agency ............................         40,022
Registration ...............................         11,840
Miscellaneous ..............................         13,804
                                               ------------
Total expenses .............................                        726,876
                                                               ------------
Net investment loss ........................                       (256,757)
                                                               ------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized loss on investment
   transactions ............................                    (12,556,134)
Net realized gain on foreign currency
   transactions ............................                          1,199
Net change in unrealized
   appreciation/depreciation of:
   Investments .............................                     11,955,915
   Foreign currency denominated assets
      and liabilities ......................                         55,577
                                                               ------------
Net loss on investment and foreign currency
   transactions ............................                       (543,443)
                                                               ------------
Net Decrease in Net Assets
   from Operations .........................                   $   (800,200)
                                                               ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 11

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Six Months
                                                  Ended       Year Ended
                                              May 31, 2002   November 30,
                                               (unaudited)       2001
                                              ------------   ------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................   $   (256,757)   $   (277,556)
Net realized loss on investment and
   foreign currency transactions .........    (12,554,935)     (1,447,823)
Net change in unrealized
   appreciation/depreciation
   of investment and foreign
   currency denominated assets
   and liabilities .......................     12,011,492      (4,969,304)
                                             ------------    ------------
Net decrease in net assets from
   operations ............................       (800,200)     (6,694,683)
Dividends and Distributions to
Shareholders from
Net investment income ....................     (3,323,952)       (191,160)
Net realized gain on investment
   and foreign currency transactions .....             -0-     (4,078,408)
Tax return of capital ....................             -0-     (5,427,639)
Capital Stock Transactions
Reinvestment of dividends resulting in the
   issuance of Common Stock ..............        175,086         185,667
                                             ------------    ------------
Total decrease ...........................     (3,949,066)    (16,206,223)
Net Assets
Beginning of period ......................     72,000,865      88,207,088
                                             ------------    ------------
End of period ............................   $ 68,051,799    $ 72,000,865
                                             ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2002 (unaudited)

NOTE A

Significant Accounting Policies

The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of the respective currency against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabili-


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ties at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Euro at May 31, 2002 was 1.07 EUR to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with Privanza Banco Personal, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. An officer of the Fund is a director of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc.


--------------------------------------------------------------------------------
14 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

(AGIS), an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $790 during the six months ended May 31, 2002.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2002 amounted to $60,330, none of which was paid to Banco Bilbao Vizcaya Argentaria.

Banco Bilbao Vizcaya Argentaria, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the six months ended May 31, 2002, the Fund earned $8,057 of interest income on cash balances maintained at the subcustodian.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $9,371,905 and $14,326,666, respectively, for the six months ended May 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 2002.

At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $13,551,051 and gross unrealized depreciation of investments was $1,834,653 resulting in net unrealized appreciation of $11,716,398 (excluding foreign currency transactions).

At November 30, 2001, the Fund had a capital loss carry forward of $1,429,119, all of which will expire in 2009.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value approximately equal to the aggregate


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At May 31, 2002, the Fund had no outstanding forward foreign exchange currency contracts.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At May 31, 2002, 8,605,206 shares were outstanding. During the six months ended May 31, 2002, the Fund issued 21,433 shares, in connection with the Fund's dividend reinvestment plan.

NOTE E

Restricted Security

                                                   Date Acquired         Cost
                                                   ----------------------------

Unidad Editorial,
SA Series A .....................................     9/30/92          $871,944

The security shown above is restricted as to sale and has been valued at fair value in accordance with the policy described in Note A.

The value of this security at May 31, 2002 was $2,005,080 representing 2.9% of net assets.

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


--------------------------------------------------------------------------------
16 o THE SPAIN FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  Six Months
                                       Ended
                                     May 31,                                  Year Ended November 30,
                                        2002       ------------------------------------------------------------------------------
                                  (unaudited)         2001             2000           1999              1998              1997
                                  -----------------------------------------------------------------------------------------------
Net asset value,
   beginning of period ........   $     8.39       $    10.30      $     16.45    $     22.16      $      18.34      $      13.41
                                  -----------------------------------------------------------------------------------------------
Income From
   Investment Operations
Net investment income (loss) ..         (.03)(a)         (.03)(a)         (.13)          (.06)(a)           .04(a)            .06
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions ...............         (.06)            (.75)           (1.76)           .44              7.41              5.03
                                  -----------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .................         (.09)            (.78)           (1.89)           .38              7.45              5.09
                                  -----------------------------------------------------------------------------------------------
Realized gain due to
   repurchase program .........          -0-              -0-              -0-            .19               .24               -0-
                                  -----------------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ..........         (.39)            (.02)             -0-            -0-              (.45)             (.16)
Distributions in excess of net
   investment income ..........          -0-              -0-              -0-            -0-             (1.47)              -0-
Distributions from net realized
   gain on investment
   and foreign currency
   transactions ...............          -0-             (.48)           (4.26)         (6.28)            (1.95)              -0-
Tax return of capital .........          -0-             (.63)             -0-            -0-               -0-               -0-
                                  -----------------------------------------------------------------------------------------------
Total dividends and
   distributions ..............         (.39)           (1.13)           (4.26)         (6.28)            (3.87)             (.16)
                                  -----------------------------------------------------------------------------------------------
Net asset value, end
   of period ..................   $     7.91       $     8.39      $     10.30    $     16.45      $      22.16      $      18.34
                                  ===============================================================================================
Market value, end
   of period ..................   $     8.95       $     8.55      $     9.625    $     14.50      $     18.875      $     15.875
                                  ===============================================================================================
Total Return
Total investment return
   based on(b):
   Market value ...............         9.55%            0.49%          (12.72)%         8.53%            50.44%            49.59%
   Net asset value ............        (1.20)%          (7.85)%         (17.67)%         4.87%            52.88%            38.54%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ............   $   68,052       $   72,001      $    88,207    $   140,808      $    203,647      $    183,857
Ratio of expenses to average
   net assets .................         2.15%(c)         1.91%            1.96%          1.84%             1.44%             1.55%
Ratio of net investment
   income (loss) to average
   net assets .................        (.76)%(c)         (.35)%           (.88)%         (.32)%             .16%              .38%
Portfolio turnover rate .......           29%              34%              29%            45%               47%               45%

See footnote summary on page 18.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.


--------------------------------------------------------------------------------
18 o THE SPAIN FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the market, for example, the technology sector.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 19

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
20 o THE SPAIN FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Luis J. Bastida
Norman S. Bergel
John D. Carifa
Angel Corcostegui(1)
H.R.H. Pilar de Borbon y Borbon(1)
Inmaculada de Habsburgo-Lorena(1)
Antonio Eraso(1)
Ignacio Gomez-Acebo(1)
Francisco Gomez Roldan(1)
Juan Manuel Sainz de Vicuna(1)
Dr. Reba W. Williams
Carlos Delclaux Zulueta

OFFICERS

Mark H. Breedon, Vice President
Russell Brody, Vice President
Cristina Fernandez-Alepuz, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 21

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
22 o THE SPAIN FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 23

NOTES


--------------------------------------------------------------------------------
24 o THE SPAIN FUND

NOTES


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 25

The Spain Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.


SPNSR0502